SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Elecsys Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ELECSYS CORPORATION
846 N. MART-WAY COURT
OLATHE, KANSAS 66061

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 9, 2010
AT THE COMPANY’S HEADQUARTERS LOCATED AT
846 N. MART-WAY COURT, OLATHE, KANSAS 66061

You are invited to attend the Annual Meeting of the stockholders of Elecsys Corporation (the “Company”) to be held at the Company’s headquarters, 846 N. Mart-Way Court, Olathe, Kansas on Thursday, September 9, 2010, commencing at 2:00 p.m. local time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment of the meeting:

1.	The election of two (2) Class II Directors to serve for a term of three years expiring in 2013.
2.	The approval of the 2010 Equity Incentive Plan.
3.	The ratification of the Board of Directors appointment of McGladrey & Pullen LLP as independent registered public accountants of the Company for the fiscal year ending April 30, 2011.
4.	To act upon other business as may properly come before the Annual Meeting.

Holders of record of the outstanding common stock of the Company at the close of business on July 30, 2010 are entitled to vote at the meeting or any adjournment of the meeting.

By Order of the Board of Directors,

/s/ Todd A. Daniels
Todd A. Daniels
Secretary

Olathe, Kansas
August 16, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

ELECSYS CORPORATION
846 N. Mart-Way Court
Olathe, Kansas 66061

PROXY STATEMENT

GENERAL INFORMATION

Solicitation and Revocability of Proxies
The enclosed proxy is being solicited on behalf of the Board of Directors of Elecsys Corporation (the “Company”) for use at the Annual Meeting of the stockholders to be held on September 9, 2010 at 2:00 p.m. local time, or at any adjournment thereof, at the Company’s headquarters, 846 N. Mart-Way Court, Olathe, Kansas 66061. If you are a record stockholder, any proxy given does not affect your right to vote in person at the Annual Meeting and you may revoke your proxy at any time before it is exercised by notifying Todd A. Daniels, Secretary of the Company, by mail, telegram or facsimile, or by appearing at the Annual Meeting in person and casting a ballot. This proxy statement and the proxy were first mailed to stockholders on or about August 10, 2010.

All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 9, 2010:
This proxy statement is available on the internet at http://www.elecsyscorp.com/investors.html.  On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements required to be furnished to stockholders.

Voting Procedures
Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matter to be acted upon, the shares represented by the proxy will only be voted at the Annual Meeting or any adjournment thereof for the ratification of McGladrey & Pullen LLP as independent registered public accountants for the Company for the fiscal year ending April 30, 2011.  The nominees hereinafter named have indicated their willingness to serve if elected, and it is not anticipated that they will become unavailable for election.  However, if the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee as the Board of Directors may name.

The enclosed proxy confers discretionary authority to the proxy holders to vote on any other business that may properly come before the Annual Meeting or any adjournment thereof.  The Board of Directors is not aware of any other business, other than the matters described in this proxy statement and matters incident to the conduct of the Annual Meeting, to be presented for action at the Annual Meeting and does not itself intend to present any such other business.  However, if any such other business does come before the Annual Meeting or any adjournment thereof, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the proxy holder.

The two nominees for director receiving the greatest number of votes at the Annual Meeting will each be elected as a director.  Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact in the election of a director except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

Each of the two remaining proposals requires the affirmative vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  For both the approval of the 2010 Equity Incentive Plan and the ratification of the Board of Directors appointment of McGladrey & Pullen LLP as the Company’s independent registered public accountants, you may vote “FOR” or “AGAINST”, or abstain from voting.  Because abstentions are counted for purposes of determining whether a quorum is present but are not affirmative votes for a proposal, they have the same effect as an “AGAINST” vote.

Only holders of common stock of the Company of record as of the close of business on July 30, 2010 (“Record Date”), are entitled to vote at the Annual Meeting.  At the close of business on that date, 3,788,512 shares of common stock were issued and outstanding.  Holders of common stock are entitled to one vote per share held on the record date. Shares cannot be voted at the Annual Meeting unless the record owner is present in person or represented by proxy.

ELECTION OF DIRECTORS
(Proposal #1)

The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The term of the Class II directors expire with this Annual Meeting.  One of the Class II directors who had previously been appointed to the Board of Directors, is nominated for a full three year term at this Annual Meeting.  The term of the Class III director will expire at the 2011 Annual Meeting of Stockholders and the term of the Class I director will expire at the 2012 Annual Meeting of Stockholders.

NOMINEES FOR DIRECTOR

The following information is given with respect to the nominees for election.

Class II – Term to Expire in 2013
Karl B. Gemperli, age 46, is the Company’s President and Chief Executive Officer and has been a member of the Board of Directors since September 2003.  He also serves as President and Chief Executive Officer of Elecsys International Corporation (f/k/a DCI, Inc.), one of the Company’s operating subsidiaries, since February 2000.  From March 1999 to January 2000, Mr. Gemperli was an independent manufacturing systems consultant.  Mr. Gemperli was also an employee of Goodrich Aerospace for more than eight years.  Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor’s degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master’s degree in Manufacturing Engineering from Boston University.  Mr. Gemperli is not independent as determined by the independence requirements of the NASDAQ Stock Market.

Recommendation
The Board of Directors recommends that the stockholders vote FOR the election of Mr. Gemperli.

Class II – Term to Expire in 2013
Casey Coffman, age 48, was appointed to the Board of Directors on January 20, 2010.  Mr. Coffman is founder and CEO of The Coffman Group, which provides a broad range of professional consulting services to growing mid-market companies in the areas of business development, sales and marketing.  The firm, headquartered in Overland Park, Kansas, maintains additional offices in both Missouri and Texas.  Mr. Coffman has over 25 years of leadership and business development experience with both large and small organizations.  Prior to founding The Coffman Group in 1996, he spent over 15 years in upper management sales and marketing positions at leading technology firms, including Seiko Epson Corporation and Zenith Data Systems.   Mr. Coffman is independent as determined by the independence requirements of the NASDAQ Stock Market.

Recommendation
The Board of Directors recommends that the stockholders vote FOR the election of Mr. Coffman.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class III and Class I directors who will continue to serve as directors of the Company until the 2011 and 2012 Annual Meeting of Stockholders, respectively.

Class III – Term to Expire in 2011
Stan Gegen, age 59, was appointed to the Board of Directors on July 22, 2004 to fill a seat vacated by a departed director and has since been twice elected to a three year term on the Board.  Since 1998, Mr. Gegen has been President of Coordinated Systems & Supplies, Inc., a printing and distribution company located in Wichita, Kansas.  Mr. Gegen serves as a director of High Touch, Inc., a privately owned company located in Wichita, Kansas, that serves business clients with hardware and software services.  Mr. Gegen has over 35 years of financial and business leadership experience in manufacturing, banking, retail and investment companies.  Mr. Gegen began his career as a Certified Public Accountant for Ernst & Young (formerly known as Arthur Young & Co.) in Wichita, Kansas and has subsequently held financial leadership positions in both private and public companies.  Mr. Gegen is currently the Chairman of the Company’s Audit Committee and serves on the Company’s Compensation Committee.  Mr. Gegen is independent as determined by the independence requirements of the NASDAQ Stock Market.

Class I – Term to Expire in 2012
Robert D. Taylor, age 63, has served as a director of the Company since September 1994 and is currently Chairman of the Board.  Since November 2001, Mr. Taylor has been President and Chief Executive Officer of Executive AirShare Corporation.  Executive AirShare Corporation charters, sells and operates fractional corporate jet and turboprop aircraft from its locations in Kansas City, Missouri; Wichita, Kansas; Tulsa, Oklahoma and Fort Worth, Texas.  Mr. Taylor serves as a director of Inergy GP, LLC, the managing general partner of Inergy LP, a publicly traded limited partnership that operates a growing, geographically diverse retail and wholesale propane supply, marketing and distribution business and midstream pipeline and natural gas storage operations.  He serves as a director of Blue Valley Bancorp of Overland Park, Kansas.  Mr. Taylor is a trustee of the University of Kansas Endowment Fund, a member of the Advisory Board for the University Of Kansas School Of Business and has been a CPA since 1971.  Mr. Taylor serves on the Company’s Compensation and Audit Committees.  Mr. Taylor is independent as determined by the independence requirements of the NASDAQ Stock Market.

ELECSYS CORPORATION 2010 EQUITY INCENTIVE PLAN
(Proposal #2)

This item to be acted upon at the Annual Meeting is a proposal to approve the Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”), a copy of which is included as Annex A to this Proxy Statement.

Summary Description of the Plan
 The Plan document has been included in this proxy for approval at the Meeting. The following summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the specific language of the Plan, included as Annex A.  The Plan provides for equity awards including stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units, and other equity-based awards payable in cash or stock to officers, directors, key employees and other service providers of the Company (collectively

"participants").  All of the Company’s officers, directors and employees are eligible to participate in the Plan.  There are approximately 126 officers, directors and employees eligible to participate in the Plan.

Under the Plan, the Company will have the ability to grant up to 380,000 shares of Common Stock.  The number of shares granted to eligible participants will be determined by the Compensation Committee on an annual basis based on Company and individual performance and Compensation Committee analysis intended to ensure a reasonable and competitive total compensation package.  The market price per share of the Company’s Common Stock was $3.94 as of the Record Date (July 30, 2010).

It is anticipated that equity compensation awards will include vesting provisions that will require participants (other than non-employee directors) to remain at the Company for a defined period of time or risk losing all or a portion of each equity grant.  In addition, the Compensation Committee will consider equity holding requirements as part of each award.

Reasons for the Plan
 The Board of Directors believes that the granting of equity compensation awards is an appropriate means to compensate and incentivize eligible participants by aligning their interests with those of our stockholders.  Through the Plan, the Company seeks to expand its alternatives for providing cost-effective and competitive equity compensation awards by being able to offer eligible participants various equity awards referenced above.

Summary of Tax Rules
The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to awards granted under the Plan as of the date of this proxy statement. Persons or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future. This discussion is not to be construed as tax advice.

Nonqualified Stock Options: The granting of a nonqualified option to an individual is not ordinarily a taxable event.  Upon exercise of the option, the optionee will recognize ordinary taxable income equal to the excess of the then fair market value of the shares over the exercise price.  The Company will be entitled to a tax deduction equal to the ordinary income recognized by the optionee.  Upon disposition of the acquired shares, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Incentive Stock Options:  Neither the granting of an incentive stock option (ISO) nor its exercise are ordinarily a taxable event to the optionee.  Instead, the optionee recognizes taxable income upon the sale of the acquired shares.  The tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares.  If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain.  If the optionee disposes of the ISO shares either within two years after the date the option is granted or within one year after the exercise of the option and transfer of shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee.  The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.   Except in the case of disqualifying dispositions, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, termination, or sale of an ISO.

Stock Appreciation Rights: The recipient of a stock appreciation right (SAR) will not recognize any taxable income at the time the SAR is granted. Instead, the appreciation inherent in the SAR will be taxable as ordinary compensation income at the time it is received by the participant.  If the participant receives the appreciation inherent in the SARs in stock rather than cash, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the participant for the stock.  In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Stock Awards: The recipient of a stock award will recognize ordinary compensation income at the time the property is received equal to the excess, if any, of the fair market value of the stock received over the amount paid by the participant in exchange for the stock.  If, however, the stock is subject to a substantial risk of forfeiture at the time of grant (e.g., if the participant is required to work for a period of time before the stock becomes freely transferable), the participant generally will not recognize income until the restrictions on such shares lapse, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.  In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Cash-Based and Unit-Based Awards: The recipient of cash-based and unit-based awards generally will recognize ordinary compensation income at the time the payment is received.  The Company will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.

Change of Control
 In the event that the Company undergoes a change in control, or in the event the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Board (or the board of directors of any corporation assuming the obligations of the Company) has the power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding awards granted hereunder. Such power and discretion includes, the power and authority to remove restrictions on restricted shares or restricted units, to modify the performance requirements for any awards, and to provide that options or SARs granted under the Plan must be exercised in connection with the closing of such transaction and that if not so exercised such options and SARs will expire.

Restrictions on Transferability of Awards
 No award granted under the Plan generally may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, except as otherwise permitted under the Plan and the terms of the award agreement.

Amendment and Termination of the Plan
 The Board or Compensation Committee may amend or terminate the Plan at any time and for any reason, provided that, without the prior approval of the stockholders, no such amendment will allow options issued under the Plan to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option.

Vote Required and Effect of Proposal
Approval of this Proposal requires the affirmative vote of the majority of shares common stock present in person or by proxy and entitled to vote.

Recommendation
The Board of Directors unanimously recommends a vote FOR approval of the proposal on the Plan.

CORPORATE GOVERNANCE

Committees and Director Meetings
The Board of Directors held eight meetings during the fiscal year ended April 30, 2010.  Each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the Director served.

The Company encourages each member of the Board of Directors to attend the Annual Meeting of Stockholders.  All directors were in attendance at the 2009 Annual Meeting of Stockholders.

Board Leadership Structure
The Company maintains separate roles for the Chief Executive Officer and Chairman of the Board of Directors.  This leadership structure allows the Chief Executive Officer, Mr. Gemperli, to provide day-to-day management, serve as a leader to the management team, set the strategic direction of the Company and formulate corporate strategy.  Mr. Taylor, an independent director and Chairman, brings experience, oversight and expertise from outside the Company and industry to lead the Board and provide advice and assistance to the Chief Executive Officer.  The Board believes that this structure is effective and allows for a balanced corporate vision and strategy.

Risk Oversight
The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board’s role in risk oversight includes reviewing information provided by Company management of areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, and strategic risks.  The Board uses the information to understand the Company’s risk identification, risk management, and risk mitigation policies and procedures.  The Board believes that risk management is an integral part of the Company’s strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Committees of the Board
The Board of Directors currently has three committees:  an Audit Committee, a Compensation Committee, and a Nominating Committee.  Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee.  These charters are available on the Investor Relations page of the Company’s website (www.elecsyscorp.com).

Nominating Committee.  The three independent members of the Board of Directors acts as the Nominating Committee, and each director participates in the consideration of director nominees.  The Nominating Committee meets the independence requirements of the NASDAQ Stock Market.  Mr. Gemperli, who is not independent as determined by the independence requirements of the NASDAQ Stock Market, is not a member of the Nominating Committee.  In January 2008, the Board of Directors adopted a charter for the Nominating Committee.  The Nominating Committee Charter is available on the Company’s website (www.elecsyscorp.com), and was filed as Annex A to the Company’s 2008 Proxy Statement on Schedule 14A.  The Nominating Committee met once during the fiscal year ended April 30, 2010.

Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with the candidate’s biographical information, to the Secretary of the Company at 846 N. Mart-Way Court, Olathe, Kansas, 66061.  Other than this submission requirement, there are no differences in the manner in which the Nominating Committee evaluates a stockholder-recommended director nominee.  Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominating Committee.  While the Company’s nomination and corporate governance policy does not prescribe specific diversity standards, the Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.  Once a potential nominee for director has been identified, including those candidates submitted by stockholders, the Nominating Committee determines whether to conduct a full evaluation of the candidate.  This determination is based primarily on the need for additional directors to fill vacancies or expand the size of the Board of Directors.  If it is determined that additional consideration is warranted, the Nominating Committee will then evaluate the potential nominee against the qualifications and skills it believes are necessary for directors to possess, including:

•	Independence in accordance with the NASDAQ Stock Market standards (non-employee directors only);
•	High personal and professional ethics, integrity, and mature judgment;
•	Business experience that is useful to the Company and complementary to the background and experience of the other directors;
•	A commitment to serve and the ability to devote the required amount of time to carry out the duties and responsibilities of a director; and
•	Other relevant factors as the Nominating Committee may determine.

An independent director on the Board of Directors nominated the nominees standing for election at the Annual Meeting.  Both nominees are already serving as directors of the Company.

Audit Committee.  The Audit Committee’s responsibilities include:  (i) retaining and determining compensation for the public accounting firm engaged to audit the Company; and (ii) reviewing with the independent accountants the Company’s quarterly results, the plan for, and results of, the auditing engagement, and the Company’s internal accounting controls.  In July 2010, the Board of Directors ratified the previously adopted charter for the Audit Committee.  The Audit Committee Charter is available on the Company’s website (www.elecsyscorp.com), and is attached hereto as Annex B.  Mr. Gegen, Mr. Taylor, and Mr. Coffman comprise the Audit Committee and are independent (as defined in the listing standards of the NASDAQ Stock Market).  Mr. Gegen is the Chairman of the Audit Committee.  The Audit Committee held eight meetings during fiscal year 2010.  The Board has determined that both Mr. Gegen and Mr. Taylor qualify as audit committee financial experts.

Compensation Committee.  The Compensation Committee met three times during the last fiscal year and is comprised solely of independent directors.  In January 2008, the Board of Directors adopted a charter for the Compensation Committee.  The Compensation Committee Charter is available on the Company’s website (www.elecsyscorp.com), and was filed as Annex B to the Company’s 2008 Proxy Statement on Schedule 14A.  Mr. Taylor serves as the Chairman of the Compensation Committee.  The Compensation Committee is responsible for approving and evaluating the Company’s executive officer compensation plans, policies and programs and administers the Company’s benefit plans.    The Compensation Committee may not delegate this responsibility.

Stockholder Communications with the Board of Directors
Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to Todd A. Daniels, the Secretary of the Company, at 846 N. Mart-Way Court, Olathe, Kansas 66061.  Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular directors.  The Secretary will forward the correspondence to the appropriate member or members of the Board of Directors, who may review the correspondence in their next meeting.  Concerns relating to accounting, internal controls or auditing matters will be immediately brought to the attention of Stan Gegen, Chairman of the Audit Committee.

Compensation for Non-Employee Directors
Each director who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract, is paid an annual retainer of $9,000 plus a fee of $250 for each regular, special and committee meeting attended.  Additionally, each non-employee director is reimbursed for out-of-pocket expenses incurred in connection with attendance at each regular, special and committee meeting attended as shown in All Other Compensation.  An additional annual retainer of $3,000 is paid to the Audit Committee Chairman and an additional annual retainer of $9,000 is paid to the Chairman of the Board.  The Chairman is also eligible to participate in the Company’s health, dental and life insurance plans with terms of coverage, contribution and deductibles that are equivalent to those for the Chief Executive Officer of the Company.  A summary of the compensation paid to the non-employee directors is shown in the following table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert D. Taylor	$22,750	-	-	-	-	-	$22,750

Stan Gegen	$16,750	-	-	-	-	-	$16,750

Casey Coffman	$2,500	-	-	-	-	-	$2,500

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
(Proposal #3)

The Audit Committee of the Board of Directors has appointed McGladrey & Pullen LLP as the independent registered public accounting firm to audit our financial statements for the year ending April 30, 2011 and recommends that stockholders vote for ratification of such appointment.  Although the Board of Directors is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Audit Committee of McGladrey & Pullen LLP and ratification of that appointment by the stockholders of the Company, the Audit Committee may direct the appointment of a new independent registered public accountant at any time during the year if the Board of Directors determines that such a change would be in the Company’s best interest and in the best interests of the stockholders.  If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and may reconsider the appointment.

McGladrey & Pullen LLP has served as the Company’s independent registered public accountants since October 2005.  It is anticipated that a representative from McGladrey & Pullen LLP will be present at the Annual Meeting.  If a representative from McGladrey & Pullen LLP is in attendance at the Annual Meeting, it is anticipated that he will be available to respond to appropriate questions and, if he desires, to make a statement.

Audit and Related Fees.  The following table sets forth the aggregate fees billed to the Company for fiscal years ended April 30, 2010 and 2009 by the Company’s principal accounting firm.

	Years Ended April 30,
	2010	2009
Audit fees (1)	$111,500	$109,740
Audit-related fees (2)	5,240	--
Total audit and audit-related fees	116,740	109,740
Tax fees (3)	39,600	30,050
All other fees (4)	--	--
Total	$156,340	$139,790

(1) Audit Fees.  The aggregate fees billed for professional services rendered for the audit of the annual financial statements for the years ended April 30, 2010 and 2009 and for the reviews of the financial statements included in the quarterly reports on Form 10-Q for those fiscal years.

(2) Audit Related Fees.  The aggregate fees billed for audit-related services for the years ended April 30, 2010 and 2009.  Audit related services include fees for the audits of the Company’s employee benefit plans.

(3) Tax Fees.  The aggregate fees billed for tax return preparation and other tax planning and consultation rendered for the fiscal years ended April 30, 2010 and 2009.

(4) All Other Fees.  Other fees billed for services rendered to the Company, other than the services described above under “Audit Fees”, “Audit Related Fees”, and “Tax Fees,” for the fiscal years ended April 30, 2010 and 2009.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the accountant’s independence.  The Audit Committee pre-approves all non-audit services as presented and prior to any work being performed.

Recommendation
The Board of Directors recommends that the stockholders vote FOR the ratification of appointment of McGladrey & Pullen LLP as the Company’s independent registered public accountants.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Boards regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the accountants the accountant’s independence. The Audit Committee has considered whether the provision of the non-audit services rendered by the Company’s principal accountant are compatible with maintaining the principal accountant’s independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Stan Gegen, Chairman
Robert D. Taylor
Casey Coffman
Audit Committee of the Board of Directors

SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management
The following table sets forth the beneficial ownership of shares of the Company’s common stock as of the Record Date, July 30, 2010, by (i) the stockholders known by the Company to beneficially own more than 5% of the common stock, (ii) each director of the Company who beneficially owns any common stock, (iii) each executive officer named in the “Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group.  Unless otherwise indicated, the Company believes that those stockholders listed below have sole voting and investment power with respect to the common stock indicated as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
5% Stockholders (excluding executive officers and directors):
SensorCast LLC	266,325	(3)	7.0%
8002 Reeder Street
Lenexa, KS 66215

Directors & Executive Officers:
Robert D. Taylor	231,200		6.1%

Stan Gegen	176,700		4.1%

Casey Coffman	5,000	(4)	0.1%

Karl Gemperli	516,830	(5)	13.6%

Michael D. Morgan	123,729	(6)	3.3%

Todd A. Daniels	87,724	(7)	2.3%

All directors and officers as a group (10 persons)	1,255,317	(8)	33.1%

(1) Unless otherwise noted, the address of all the named individuals is c/o Elecsys Corporation, 846 N. Mart-Way Court, Olathe, Kansas 66061.
(2) Pursuant to the rules of the Securities and Exchange Commission (“SEC”), shares of common stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) According to a Schedule 13G filed with the Securities and Exchange Commission on January 21, 2010 the shares are beneficially owned by SensorCast LLC. The stock was issued by the Company for the acquisition of assets and certain liabilities of SensorCast LLC on January 4, 2010.
(4) Mr. Coffman’s 5,000 shares are indirectly owned in an irrevocable trust by his spouse.
(5) The total beneficial ownership of Mr. Gemperli is made up of the following: (i) 417,430 shares of the Company’s common stock directly beneficially owned, (ii) 19,400 shares of the Company’s common stock indirectly owned by Mr. Gemperli’s children, and (iii) presently exercisable options to purchase 80,000 shares of common stock of the Company.
(6) Includes presently exercisable options to purchase 51,000 shares of common stock of the Company held by Mr. Morgan.
(7) Includes presently exercisable options to purchase 45,000 shares of common stock of the Company held by Mr. Daniels.
(8) Includes presently exercisable options to purchase 233,834 shares of common stock of the Company held by executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance
To the Company’s knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30, 2010, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company’s equity securities were complied with on a timely basis.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors is responsible for approving and evaluating the Company’s executive officer compensation plans, policies and programs and administers the Company’s benefit plans. The Compensation Committee views compensation as a key factor in the Company’s ability to execute its corporate strategies.

The Company’s corporate strategies have a main focus which is to utilize its specialized capabilities to build long-term customer relationships, create value-added solutions and deliver exceptional financial performance.

In order to achieve these strategic objectives the Company must attract and recruit the best possible talent and continue to develop and motivate its employees to meet its common goals.

The compensation philosophy is performance-based and its pay structure, benefits and incentive programs are intended to attract talented individuals as well as motivate and retain employees to achieve the goals and add shareholder value. The compensation components are:

• Base pay
• Annual incentive compensation
• Equity compensation; and
• Executive life insurance

Elements of our Compensation Program
Base Pay.  The Company views base pay as compensation for the competencies that each employee brings to his or her respective area of responsibility in order to meet his or her job requirements.

When possible, market data and benchmarking are used to establish base pay for management employees. The Compensation Committee reviews all executive officers’ base pay utilizing industry-related comparisons, and performance assessments by position.  An effort is made by the Compensation Committee to set base pay at the corresponding market averages; however, each compensation decision can be impacted by additional criteria such as experience and performance against requirements.

The goal is to review every employee annually and, if appropriate, the employee could receive a merit pay increase consistent with his or her individual performance measured against his or her job requirements and relevant market data.

In addition, base pay and rate adjustments may be made as a result of our monitoring and surveying market rates to determine if an adjustment is required. Base pay increases for the Chief Executive Officer, Chief Financial Officer and other officers are reviewed and assessed annually by the Compensation Committee, usually at the end of the fiscal year.

Annual Incentive Compensation.  The Company views the annual incentive compensation plans as a means to tie the cash compensation of the executive officers and key members of the management team to performance objectives that, if achieved, will enhance the overall value of the Company. The incentive compensation plans for the executive officers and the overall incentive compensation plan are reviewed and approved by the Compensation Committee.

In prior years, all executive officers have been eligible to receive incentive compensation, usually a percentage of pre-tax profits, if the Company achieves a pre-tax profit goal.

The percentages of the pre-tax profits that the executives may receive are determined by the Compensation Committee and approved by the Board of Directors based on above average industry growth for profits and improvement in Company performance in other areas. The Compensation Committee believes the annual incentive compensation drives performance, and, by achieving the financial results, maintains a strong balance sheet and increases stockholder value.

For fiscal 2010, the Compensation Committee determined that, as a result of the general economic conditions, the executive officers would only be eligible for discretionary bonuses that would be determined by the Compensation Committee and would be based on the Company’s financial results.  For fiscal 2010, there were no bonuses paid to the executives due to the Company’s financial results.

Equity Compensation.  The Company believes that to effectively build long-term value in the Company, the interest of the named executive officers must align with the interest of the Company’s stockholders. The number of stock options granted is determined by the Compensation Committee with the objective of aligning employee incentives with the interests of the stockholders and avoiding significant dilution. Other than grants to the executive officers, individual stock option grants are recommended by management to the Compensation Committee and are based on individual potential, historical performance and impact on our financial results. During fiscal year 2010, a total of 21,500 options were granted to employees and managers at the Company.  For all of those options the exercise price was the closing price of the common shares on each respective grant date.

Executive Life Insurance.  During fiscal year 2006, the Company established a Succession Plan for each of the executive officers at Elecsys and its subsidiaries.  The Executive Life Insurance Plan (the “Plan”) was created with the intent of assisting the Company with succession planning as well as to provide a benefit for the executives in the Plan.  The Company pays for a term life insurance policy for certain of its officers.  Each of the policies, other than the policy for Mr. Gemperli, will pay the Company 50% of the life insurance upon death of the officer, with the remaining 50% to be paid to the executive’s named beneficiaries.  In the policy for Mr. Gemperli, 100% of the benefit will be paid to the Company upon his death.  Should an officer terminate employment with the Company, the policy premium will no longer be paid for by the Company and the Company will not receive any of the death benefit. Once this occurs, each officer has the opportunity to transfer the policy into his name.  The life insurance amounts and annual policy premiums for each executive officer named in the “Summary Compensation Table,” is shown in the table below:

Executive Life Insurance

Name	Amount of life insurance ($)	Annual Policy Premium ($)
Karl B. Gemperli	500,000	2,835

Todd A. Daniels	500,000	850

Michael D. Morgan	300,000	542

Retirement Benefits
All employees are eligible to participate in the Elecsys Corporation 401(k) Savings Plan.  Executive officers participate in that plan on the same basis as all other participants.  The Company does not maintain any other retirement plan or arrangement for the executive officers.

Compensation Recommendations
The Company’s senior management team, consisting of our Chief Executive Officer and Chief Financial Officer, evaluates market data and recommends to the Compensation Committee compensation plans for our other officers that are consistent with our stated compensation philosophy.

Executive Compensation
The following table sets forth certain information regarding compensation paid or accrued for our last fiscal year to our Chief Executive Officer and the two highest paid officers whose total compensation earned or accrued for fiscal year 2010 exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation (2) ($)	Total ($)
Karl B. Gemperli	2010	192,375	--	--	4,134	--	--	2,244	198,753
President and	2009	192,346	--	--	20,214	--	--	4,938	217,498
Chief Executive Officer

Michael D. Morgan	2010	133,183	--	--	1,378	--	--	1,825	136,386
Chief Operating Officer	2009	132,923	--	--	6,738	--	--	5,445	145,106

Todd A. Daniels	2010	123,317	--	--	2,067	--	--	1,979	127,363
Chief Financial Officer	2009	123,231	--	--	10,107	--	--	5,276	138,614

(1) Represents the amount recognized for financial statement reporting purposes for the fiscal years ended April 30, 2010 and 2009 in accordance with ASC Topic 718 for stock option awards in fiscal 2010 and 2009 and stock option awards granted in previous fiscal years.
(2) Consists of Company matching contributions made under the Elecsys Corporation 401(k) Savings Plan as well as premiums for executive life insurance policies.  Company matching contributions under the Company’s 401(k) Savings Plan were made in the following amounts:  $2,244 and $4,938 for Mr. Gemperli, $1,554 and $4,903 for Mr. Morgan, and $1,439 and $4,426 for Mr. Daniels in 2010 and 2009, respectively.  The amounts of premiums paid for the executive life insurance policies were the following: $2,835 for Mr. Gemperli and $542 for Mr. Morgan and $850 for Mr. Daniels in both 2010 and 2009.  Of those amounts, none of the premium paid on behalf of Mr. Gemperli was included because 100% of the benefit of the policy on Mr. Gemperli’s life is payable to the Company.  One-half of the amount of the premium paid on behalf of the other executive officers was included because 50% of the benefit of the policy on each other executive’s life is payable to the executive’s named beneficiaries.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Karl B. Gemperli	35,000 (2)	-	-	0.81	04/25/12	-	-	-	-
	15,000 (3)			1.25	12/02/12
	30,000 (4)			3.66	05/18/16

Michael D. Morgan	1,000 (1)			2.13	05/25/10	-	-	-	-
	29,000 (2)	-	-	0.81	04/25/12
	11,000 (3)			1.25	12/02/12
	10,000 (4)			3.66	05/18/16

Todd A. Daniels	15,000 (2)	-	-	0.81	04/25/12	-	-	-	-
	10,000 (3)			1.25	12/02/12
	15,000 (4)			3.66	05/18/16

(1)	Stock option granted on 5/25/2000 vested and became exercisable in one-third increments on the first three anniversary dates of the grant. Mr. Morgan exercised these options on May 18, 2010.
(2)	Stock options granted on 4/25/2002 vested and became exercisable in one-third increments on the first three anniversary dates of the grant.
(3)	Stock options granted on 12/2/2002 vested and became exercisable in one-third increments on the first three anniversary dates of the grant.
(4)	Stock options granted on 5/18/2006 vest and become exercisable in one-third increments on the first three anniversary dates of the grant.

Change in Control Arrangements
The Company does not have any change in control arrangements with any of the executive officers, other than the change in control provisions in the Elecsys Corporation Stock Option Plan relative to vesting of stock options, which provisions apply to all option holders.

Employment Agreements
The Company typically does not have any employment agreements with its executive officers or any other employees.  However, as a part of the acquisition of SensorCast LLC during fiscal year 2010, the Company entered into an employment agreement with Mr. M. Scott Tampke, SensorCast LLC President, for a period of 18 months.  Currently, Mr. Tampke is the Company’s Chief Technology Officer.

Compensation Committee Report
In connection with its duty to review and approve executive compensation, the compensation committee has:
•	Reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management; and
•	Based on this review and discussion, recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Robert D. Taylor, Chairman
Stan Gegen
Casey Coffman
Compensation Committee of the Board of Directors

EXECUTIVE OFFICERS

The Company currently has two executive officers, Karl B. Gemperli, President and Chief Executive Officer, and Todd A. Daniels, Vice President and Chief Financial Officer.  On May 1, 2009, the Company’s operating subsidiaries, DCI, Inc., Radix Corporation, and NTG, Inc. merged and created a single wholly-owned operating subsidiary, Elecsys International Corporation.  The executive officers of Elecsys International Corporation and their biographical information are as follows:

Name	Age	Position

Karl B. Gemperli	46	President and Chief Executive Officer, Elecsys Corporation and Elecsys International Corporation

Todd A. Daniels	42	Vice President & Chief Financial Officer, Elecsys Corporation and Elecsys International Corporation

Michael D. Morgan	56	Chief Operating Officer, Elecsys International Corporation

M. Scott Tampke	49	Chief Technology Officer, Elecsys International Corporation

Michael J. Reed	55	Executive Vice President – Business Development, Elecsys International Corporation

Karl B. Gemperli is the Company’s President and Chief Executive Officer and has been a member of the Board of Directors since September 2003.  He has served as President and Chief Executive Officer of Elecsys International Corporation (f/k/a DCI, Inc.) one of the Company’s operating subsidiaries, since February 2000.  From March 1999 to January 2000, Mr. Gemperli was an independent manufacturing systems consultant.  Mr. Gemperli was also an employee of Goodrich Aerospace for more than eight years.  Mr. Gemperli has over 20 years of electronic manufacturing and management experience as well as a Bachelor’s degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master’s degree in Manufacturing Engineering from Boston University.

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of DCI, Inc. and was promoted to Vice President and Chief Financial Officer of Elecsys Corporation in October 2002.  Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting for a publicly traded developer of technology-based products and services for the legal and fiduciary services industries.  From April 1998 to May 2001, Mr. Daniels held various accounting and financial management positions with Honeywell International, Inc.  Mr. Daniels has a Bachelor of Science degree in Accounting from the University of Kansas and is a Certified Public Accountant with 20 years of public accounting and private industry accounting experience.

Michael D. Morgan joined the Company as Vice President-Manufacturing of DCI, Inc. in March 2000 and was promoted to Executive Vice President and Chief Operating Officer of DCI, Inc. in October 2007.  On May 1, 2009, Mr. Morgan was designated as the Chief Operating Officer of Elecsys International Corporation.  Prior to joining the Company, Mr. Morgan was an employee of Goodrich Aerospace, Test Systems Division for more than eleven years, last serving as Director of Manufacturing. Prior to that, Mr. Morgan was an employee of Kustom Signals for over eight years.  Mr. Morgan has over 25 years of electronic manufacturing experience.

M. Scott Tampke joined the Company as Chief Technology Officer on January 4, 2010 as a result of the SensorCast LLC acquisition.  Since April 2008, when Mr. Tampke founded SensorCast, he was the Managing Partner and President of the wireless remote monitoring machine to machine company.  From May 2003 to April 2008, Mr. Tampke was the owner of Pinnacle Control LLC, an industrial instrumentation distributor, until it was sold in April 2008.  Prior to that, Mr. Tampke held various management, sales and engineering positions in the industrial instrumentation and automation industries.  Mr. Tampke holds a Bachelor of Science degree in Electrical Engineering from the University of Tennessee.

Michael J. Reed joined the Company in January 2006 as President of NTG, Inc., the Company’s remote monitoring equipment and services subsidiary.  On May 1, 2009, Mr. Reed was designated as the Chief Technology Officer for Elecsys International Corporation and on July 14, 2009, Mr. Reed became the Executive Vice President – Business Development.  Prior to joining the Company, from 2002 until 2006, Mr. Reed was Vice President of Marketing for Ideal Aerosmith, Inc., a provider of aerospace test equipment and engineering services.  Mr. Reed was also Vice President and General Manager of Pentar Systems, Inc. before its acquisition by Ideal Aerosmith in 2002.  Prior to that, Mr. Reed spent 20 years in various engineering, marketing and management roles at Goodrich Aerospace, Kustom Electronics, and King Radio Corporation.  Mr. Reed holds a Bachelor's degree in electrical engineering from the University of Texas at Arlington and a Master's degree in Electrical Engineering from Stanford University.

Stockholder Proposals for 2011 Annual Meeting
Stockholder proposals to be considered for inclusion in the proxy statement and considered at the 2011 Annual Meeting of the Stockholders must be received by the Company no later than April 17, 2011. Any such proposals should be directed to the Secretary of the Company at 846 N. Mart-Way Court, Olathe, Kansas, 66061.

Proposals of stockholders not intended for inclusion in the Company’s 2011 proxy statement must be received by the Company in writing no later than July 1, 2011 in order to preclude the Company’s use of its discretionary proxy voting authority if the proposal is raised at the 2011 Annual Meeting.

Financial Statements
The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2010, is enclosed with this proxy statement.  The financial statements of the Company are set forth in that Annual Report.

Other Matters
The Board of Directors is not aware of any matter that will be presented for action at the Annual Meeting other than the matters set forth herein.  If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Karl B. Gemperli
Karl B. Gemperli
President and Chief Executive Officer

ANNEX A

ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT

1.1           Effective Date.  The Elecsys Corporation 2010 Equity Incentive Plan (the "Plan") set forth herein is adopted by the Board of Directors of the Company effective as of September 9, 2010 (the "Effective Date"), subject to approval of the stockholders of the Company.

1.2           Purpose.  The purpose of the Plan is to promote the success of the Company's business through  the issuance of equity-based awards performance to officers, directors, and other key employees and service providers.

ARTICLE II
DEFINITIONS

As used in this Plan, the following terms shall be defined as set forth below:

2.1           “Award” means an Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, or other award granted or payable under the Plan.

2.2           “Award Agreement” means an agreement, certificate, resolution, or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

2.3           “Board” means the Board of Directors of Elecsys Corporation.

2.4           “Change in Control” means the occurrence of any one of the following events:

(a)           Change in ownership of the Company:  A change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.  However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company or to cause a change in the effective control of the Company (within the meaning of paragraph (b)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph (a).

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(b)           Change in effective control of the Company:  A change in the effective control of the Company occurs on the date any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing fifty (50%) percent or more of the total voting power of the stock of the Company.

(c)           Change in ownership of a substantial portion of the Company's assets:  A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.  There is no change in control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii).

For purposes of paragraphs (a), (b) and (c) above, persons will not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both the Company and a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction, with the Company such shareholder is considered to be acting as a group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the Company.

2.5           “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.6            “Committee”means the compensation committee of the Board, which shall be comprised of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, (y) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder and (z) an “independent director” under the rules of the principal securities market on which the

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Shares are traded. Reference to the Committee shall refer to the Board if the compensation committee ceases to exist, and the Board does not appoint a successor committee.

2.7            “Company”  means Elecsys Corporation or any successor corporation.  Unless the context clearly requires a different meaning, each reference to "Company" shall also include any Subsidiary of Elecsys Corporation.

2.8           “Employee” means any officer or other employee employed by the Company.  The Company’s employment classification of an individual shall be binding and controlling for all purposes of the Plan and shall apply irrespective of any contrary employment classification of such individual by the Internal Revenue Service, a court of competent jurisdiction or any other person or entity.

2.9            “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, (a) the price at which the Shares were last sold in the principal United States market for the Shares on such date or, if there shall be no sale on such date, the next preceding date on which a sale shall have occurred, or (b) if the Shares are not publicly traded, the fair market value of the Shares as otherwise determined by the Committee in the good faith exercise of its discretion.

2.10           “Grant Date”means the date specified by the Committee on which a grant of an Award shall become effective, which date shall not be earlier than the date on which the Committee takes action with respect thereto.

2.11           “Incentive Stock Option”

 means any Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.  Only Participants who are Employees may receive Incentive Stock Options.

2.12           “Non-Employee Director” means a director of the Company who is not an active employee of the Company.

2.13           “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

2.14           “Option” means any option to purchase Shares granted under Article VI.

2.15           “Participant” means an eligible individual who is selected by the Committee to receive an Award under this Plan.

2.16            “Performance Award” means an Award of “Performance Shares” or “Performance Units” granted pursuant to Article V that is contingent upon the satisfaction of one or more Performance Objectives.  Each Performance Share or Performance Unit shall have an initial value equal to the Fair Market Value of one Share.

2.17           “Performance Objectives” has the meaning set for in Article XI.

2.18           “Performance Period”means a period of time established by the Committee during which the attainment of Performance Objectives relating to an Award are to be achieved.

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2.19           “Restricted Shares” means an award of Shares granted pursuant to Article VII that is subject to a substantial risk of forfeiture.

2.20            “Restricted Share Units” means an award of a contractual right granted pursuant to Article VII to receive a specified number of Shares or cash at the end of a specified deferral period.  Each Restricted Share Unit shall have an initial value equal to the Fair Market Value of one Share.

2.21            “Shares” means shares of the common stock of the Company, $ .01 par value.

2.22           “SAR” means an award of a contractual right granted pursuant to Article VI to receive an amount equal to the appreciation in the Company’s Shares over a specified period.

2.23           “Subsidiary” means a corporation or other entity in which Elecsys Corporation owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

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ARTICLE III
SHARES AVAILABLE UNDER THE PLAN

3.1           Reserved Shares.  Subject to adjustment as provided in Section 3.3, a total of 380,000 Shares may be issued or transferred pursuant to this Plan.  The aggregate Shares available for award under the Plan may be made by original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.

3.2           Maximum Incentive Stock Option Awards.  Subject to adjustment as provided in Section 3.3, the maximum number of Shares issued upon the exercise of Incentive Stock Options shall not exceed 380,000.

3.3           Adjustments.  The Committee shall make such adjustments in (a) the number of Shares covered by outstanding Awards granted hereunder, (b) prices per share applicable to outstanding Options and SARs, and (c) the kind of shares covered thereby (including shares of another issuer), as the Committee determines to be equitable in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, combination or exchange of shares, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), recapitalization or other change in the capital structure of the Company, or other corporate transaction or event having an effect similar to any of the foregoing.  Adjustments under this Section 3.3 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all persons.

3.4           Fractional Shares.  The Company shall not be required to issue any fractional Shares pursuant to this Plan.  The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

3.5           Unused and Forfeited Shares.  Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant in connection with the exercise of an Award, withheld from issuance in connection with a Participant’s payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall become automatically available for other Awards.  Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 12.1 that were originally Incentive Stock Option Shares shall be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 3.2 has been reached for purposes of Incentive Stock Option grants.

ARTICLE IV
PLAN ADMINISTRATION

4.1           Role of the Committee.   The Committee shall have the sole responsibility and authority for administering the Plan and all Awards made hereunder; provided that the Committee may delegate to one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to

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Section 16 of the Exchange Act or (b) covered employees within the meaning of Section 162(m) of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board.

4.2           Action by the Committee.  A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant, or other professional retained by the Company to assist in the administration of the Plan.

4.3           Administration. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to: (a) designate Participants to receive Awards; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (d) determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; (e) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered; (f) prescribe the form of each Award Agreement, which need not be identical for each Participant; (g) decide all other matters that must be determined in connection with an Award; (h) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; (i) interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and (j) make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

4.4           Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

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ARTICLE V
PERFORMANCE AWARDS

5.1           General.  The Committee may from time to time authorize grants to Participants of Performance Awards upon such terms and conditions as the Committee may determine in accordance with provisions of this Article V.  Performance Awards shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

5.2           Incentive Opportunity.  The Committee shall specify the value of the opportunity subject to the number of Performance Shares or Performance Units to which the Performance Award pertains.

5.3           Performance Period.  The Performance Period with respect to each Performance Award shall commence and end as of the dates determined by the Committee under the terms of the applicable Award Agreement.

5.4           Performance Objectives.  Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become vested and payable.  The Committee may adjust such Performance Objectives if, in the sole judgment of the Committee, events or transactions have occurred after the grant that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives.  The Committee also may specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

5.5           Payment in Cash or Shares.  The amount payable upon the completion of the Performance Period and the achievement of the Performance Objectives with respect to any Performance Award may be paid by the Company in cash, Shares, or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.  The determination of the payment in cash or Shares will be made at the Grant Date, unless otherwise specified by the Committee.

5.6           Dividend Equivalents..  Prior to the expiration of a Performance Period and payment of any Shares or cash earned with respect to a Performance Award, no dividend equivalents shall be paid or payable with respect to such Award unless otherwise specified under the terms of the Award Agreement.

5.7           Effect of Termination of Employment.  In the event that the employment of a Participant shall terminate for any reason prior to the payment of any Performance Award granted to such Participant, all Performance Awards that have not been paid as of the date of such termination shall be forfeited unless otherwise specified under the terms of the Award Agreement.

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ARTICLE VI
OPTIONS AND SARS

6.1           General. The Committee may from time to time authorize grants of Options and/or SARs to Participants upon such terms and conditions as the Committee may determine in accordance with provisions of this Article VI.  Options and SARs shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

6.2           Number of Options or SARs.  Each grant shall specify the number of Shares subject to the Option or the SAR.

6.3           Exercise Price. Each grant shall specify an exercise price per Option Share or SAR, provided that in no event shall the exercise price be less than the Fair Market Value per Share on the Grant Date.

6.4           Consideration for Options.  The form of consideration to be paid in satisfaction of the exercise price of an Option and the manner of payment of such consideration include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted Shares owned by the Participant which have a value at the time of exercise that is equal to the option price, (iii) any other legal consideration that the Committee may deem appropriate, on such basis as the Committee shall  determine in accordance with this Plan, or (iv) any combination of the foregoing.  Notwithstanding the foregoing, to the extent permitted by applicable law, any grant may provide for payment of the exercise price of an Option from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

6.5           Payment for SARs.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise and the exercise price, times (ii) the number of  Shares with respect to which the SAR is exercised.  Any grant may specify that the amount payable upon the exercise of a SAR may be paid by the Company in cash, Shares, or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

6.6           Performance-Based Options and SARs.  Any grant of an Option or SAR may specify Performance Objectives that must be achieved as a condition to vesting and/or exercise of the Option or SAR.

6.7           Vesting.  Each Option or SAR grant may specify the conditions that must be satisfied before the Options or SARs (or installments thereof) shall become vested and exercisable.

6.8           ISO Dollar Limitation.  Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing.  Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a

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Participant during any calendar year (under all plans of the Company) exceeds $100,000 (or other applicable dollar limit set forth in Code Section 422), such Options shall be treated as Nonqualified Stock Options.

6.9           Exercise Period.  Any grant may specify (i) a waiting period or periods before Options or SARs shall become exercisable and (ii) permissible dates or periods on or during which Options or SARs shall be exercisable.  No Option or SAR granted under this Plan may be exercised more than ten (10) years from the Grant Date.  In addition, the exercise period for any Incentive Stock Option for a Participant possessing more than 10% of the voting power of all classes of stock of the Company shall not exceed five (5) years.  The Committee may not extend the exercise period of an outstanding Option or SAR beyond the time originally prescribed in the Award Agreement, except to the extent permitted under Code Section 409A and U.S. Department of Treasury regulations or other guidance issued thereunder.

6.10           Repricing and Backdating Prohibited.  The Committee shall not reprice any outstanding Option or SAR including the cancellation of an existing Option or SAR and substitution of a new Option or SAR with a lower exercise price, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from making adjustments pursuant to Section 3.3.  In no event shall the Grant Date of any Option or SAR be earlier than the date on which the Committee takes action with respect thereto.

6.11           Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

ARTICLE VII
RESTRICTED SHARES AND RESTRICTED SHARE UNITS

7.1           General. The Committee may from time to time authorize grants to Participants of Restricted Shares and/or Restricted Share Units upon such terms and conditions as the Committee may determine in accordance with provisions of this Article VII.  Each grant of Restricted Share and Restricted Share Units shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

7.2           Number of Restricted Shares or Units.  Each grant shall specify the number of Restricted Shares or Restricted Share Units to which it pertains.

7.3           Transfer of Shares. Each grant of Restricted Shares shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the restrictions on transfer hereinafter referred to.  Each grant of Restricted Share Units shall constitute the agreement by the Company to issue or transfer Shares, cash or a combination thereof to the Participant in the future subject to the fulfillment of such conditions as the Committee may specify.

7.4           Consideration.  Each grant of Restricted Shares or Restricted Share Units may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share or unit on the Grant Date.

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7.5           Substantial Risk of Forfeiture.  Each grant of Restricted Shares shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date.  If any Participant makes an election under Code Section 83(b) with respect to any Restricted Shares granted hereunder, such Participant shall notify the Company with ten days of such election.

7.6           Dividends, Voting and Other Ownership Rights.  Unless otherwise provided in an applicable Award Agreement, an Award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.  Any Award of Restricted Shares may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.  To the extent set forth in a Participant’s Award Agreement with respect to Restricted Share Units, a Participant shall be entitled to receive dividend equivalents payable in cash or additional Shares on a current, deferred or contingent basis.

7.7           Performance-Based Restricted Shares and Restricted Share Units.  Any grant of Restricted Shares or Restricted Share Units may specify Performance Objectives that must be achieved as a condition of vesting and/or payment of such Restricted Shares or Restricted Share Units.

ARTICLE VIII
OTHER AWARDS

8.1           Other Awards.  The Committee may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or other business units of the Company.  The Committee shall determine the terms and conditions of such awards.  Shares delivered pursuant to an award in the nature of a purchase right granted under this Article VIII shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, other awards, notes or other property, as the Committee shall determine.

8.2           Payment In Lieu of Other Obligations.   The Committee may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

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ARTICLE IX
TRANSFERABILITY

9.1           Transfer Restrictions.  No Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and SARs shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

9.2           Restrictions on Transfer.  Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or SARs, upon the termination of any deferral period applicable to Restricted Share Units or upon payment of any Performance Awards, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Article VII, shall be subject to further restrictions upon transfer.

ARTICLE X
DEFERRAL OF AWARDS

10.1           General.  The Committee may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan.  In the case of an Award of Restricted Shares, the deferral may be effected by the Participant’s agreement to forego or exchange his or her Award of Restricted Shares and to receive an Award of Restricted Share Units.  The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

10.2           Compliance with Code Section 409A.. If any Award (or portion thereof) provides for the deferral of compensation and is subject to Code Section 409A, such deferred compensation shall be subject to the following limitations and conditions (but only to the extent required by Section 409A):

(i)           In no event shall any deferred compensation be distributed earlier than separation from service, death, disability, a time (or pursuant to a fixed schedule) specified at the date of the deferral of such compensation, a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company, or the occurrence of an unforeseeable emergency.

(ii)           In the case of a specified employee within the meaning of Code Section 409A, distribution due to separation from service may not be made before the date which is six months after the date of separation from service (or, if earlier, the date of death of such Participant).

(iii)           Except to the extent provided in U.S. Department of Treasury regulations or other guidance, any deferred compensation payable to a Participant may not be accelerated.

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(iv)           To the extent a Participant is offered an opportunity to defer receipt of compensation for services performed during a taxable year, such Participant’s deferral election must be made not later than the close of the preceding taxable year (or within 30 days of eligibility in the case of a newly eligible individuals) or at such other time as provided in U.S. Department of Treasury regulations or other guidance.  Notwithstanding the foregoing, in the case of any performance-based compensation based on services performed over a period of at least twelve months, such election may be made no later than six months before the end of such Performance Period.

(v)           To the extent a Participant is offered an opportunity to delay the payment date of any deferred compensation or to change the form in which such deferred compensation shall be paid, (a) the Participant’s new election may not take effect for at least twelve months after the date on which the election is made, (b) except in the case of an election related to a payment due to disability, death or a change in ownership or effective control of the Company, the first payment with respect to which a new election is made must provide for a deferral period of not less than five years from the date such payment would otherwise have been made, and (c) any election relating to a specified time (or pursuant to a fixed schedule) may not be made less than twelve months prior to the date of the first scheduled payment.

The Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and U.S. Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any regulations or other guidance that may be issued after the effective date of this Plan, to the extent applicable.  Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of this Plan any Award is subject to Code Section 409A and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the effective date of the Plan), the Committee may adopt such amendments to the Plan and applicable Award Agreements or adopt other policies and procedures (including amendments, policies and procedures retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or comply with the requirements of Code Section 409A and related U.S. Department of Treasury guidance.

ARTICLE XI
PERFORMANCE OBJECTIVES

11.1           General.  Performance Objectives means the performance objectives established pursuant to this Plan for Participants who have received Awards.  Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant or any Subsidiary, division, department, or function within the Company or Subsidiary in which the Participant is employed.  Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index.  Performance Objectives shall be limited to specified levels of or increases in one or more of the following:  return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and

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taxes; earnings before interest, taxes, depreciation and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; expense targets; or strategic goals set by the Committee.

11.2           Adjustments of Performance Objectives.  The Committee shall adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.  Potential transactions or events giving rise to adjustment include but are not limited to (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

11.3           Compliance with Code Section 162(m).   To the extent necessary to comply with the qualified performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under the Plan to a "covered employee" within the meaning of Section 162(m) of the Code, no later than ninety (90) days following the commencement of the Performance Period to which the Performance Objectives relate, the Committee shall, in writing, (a) specify the Performance Objectives applicable to the Performance Period, (b) establish the Performance Objectives, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (c) specify the relationship between the Performance Objectives and Awards, as applicable, to be earned by each covered employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Objectives have been achieved for such Performance Period.  In determining the amount earned by a covered employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

ARTICLE XII
CHANGE IN CONTROL

12.1           Change in Control.  Notwithstanding any provision in this Plan or an Award Agreement to the contrary, in the event that the Company undergoes a Change in Control, or in the event the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation, the Board (or the board of directors of any corporation assuming the obligations of the Company) shall have the sole and absolute power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. Such power and

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discretion shall include, but shall not be limited to, the power and authority to remove restrictions on Restricted Shares, to modify the performance requirements for any Awards, and to provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transaction and that if not so exercised such Options and SARs will expire. Any such determinations by the Board may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital, shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

ARTICLE XIII
MISCELLANEOUS

13.1           Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, the Committee may withhold any amounts necessary to collect any withholding taxes upon any taxable event relating to an Award.  At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit payable in cash or Shares.

13.2           Certain Terminations of Employment, Hardship, and Approved Leaves of Absence.  Notwithstanding any other provision of this Plan to the contrary, and except as prohibited by applicable law, in the event of a Participant’s termination of employment by reason of death, disability, or retirement or leave of absence approved by the Company, or in the event of hardship or other special circumstances of a Participant, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

13.3           Right of Recapture. If, at any time within one year after the date on which a Participant exercises an Option or SAR or on which Restricted Shares or Restricted Share Units vest or on which income is realized by a Participant in connection with any other Award (each of which events shall be a “realization event”), the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant’s termination or deemed termination of employment for cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company.  Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Company’s Shares.  The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

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13.4           Amendment or Termination.  This Plan may be amended or terminated at any time by action of the Committee; provided that (i) no amendment may increase any of the limitations specified in Article III, other than to reflect an adjustment made in accordance with Section 3.3, without the further approval of the stockholders of the Company, and (ii) subject to Section 12.1, no amendment or termination may in any manner adversely affect any Awards theretofore granted under the Plan without the consent of the Participants holding such Awards.  The Committee may condition any amendment or termination on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

13.5           Conditional Awards.  The Committee may condition the grant of any Award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company to the Participant.

13.6           No Employment Right.  This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate any Participant’s employment or other service at any time.

13.7           Tax Qualification.  To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

13.8           Duration of the Plan.  Unless sooner terminated in accordance with Section 13.4, this Plan shall automatically terminate on the tenth (10th) anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after such fifth anniversary.

13.9           Limitations Period.  Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim.  Untimely claims will not be processed and shall be deemed denied.  The Committee, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable.  Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied.  The Committee’s decision shall be final and conclusive and binding on all persons.  No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

13.10           Governing Law.  The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance the laws of state of Kansas.

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13.11           Investment Representations

.  As a condition to the exercise or granting of an Award, the Committee may require the person exercising or receiving such Award to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

13.12           Uncertificated Shares

. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

13.13           Unfunded Plan

.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

13.14           Beneficiary Designation

. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

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APPENDIX A
[EMPLOYEE FORM]

INCENTIVE STOCK OPTION AWARD AGREEMENT
ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

Name of Participant:

Grant Date:

Total Restricted Shares:

Exercise Price Per Option Share:

This Agreement evidences the grant by Elecsys Corporation (the “Company”) of a non-qualified stock option to the above-referenced “Participant” pursuant to the  Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”).  Except as otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Plan document.

1.           Option.  Participant shall have the option (the “Option”) to purchase the Company’s Shares at a price per share (the “Exercise Price”) and in the amounts set forth above. The Option is intended to qualify for federal income tax purposes as an “incentive stock option”  within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which the Option is exercisable for the first time by Participant during any calendar year (under this Plan and all other plans of the Company) exceeds $100,000, the Option shall be treated as nonqualified stock option.  Participant understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one year after the day of the transfer of such Shares to Participant, nor within two years after the Grant Date of the Option.  If Participant disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within such periods, Participant will notify the Company in writing within ten days after such disposition.

2.           Vesting and Exercise of the Option.

(a)           Vesting Schedule.  Subject to the other provisions of this Agreement, the Option shall become vested and exercisable as follows:

(i)           one-third (1/3) of the Option Shares shall vest on the first anniversary of the Grant Date (rounded down to the nearest whole Share);

(ii)           an additional one one-third (1/3) of the Option Shares shall vest on the second anniversary of the Grant Date (rounded down to the nearest whole Share); and

(iii)           the remaining Option Shares shall vested on the third anniversary of the Grant Date.

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All further vesting shall cease upon Participant's termination of employment and any non-vested Option Shares shall be forfeited upon such termination.  For purposes of this Agreement, an authorized leave of absence (authorized by the Company to Participant in writing) shall not be deemed a termination of employment hereunder.

Notwithstanding the foregoing, the Option shall become 100% vested and exercisable upon the occurrence of one or more of the following events:  (i) Participant’s termination of employment due to death or Disability, (ii) a Change in Control of the Company prior to Participant's termination of employment, or (iii) Participant’s termination of employment for Good Reason on or after the first anniversary of the Grant Date.

(b)           Manner of Exercise.  The Option may be exercised only by Participant (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Committee may deem advisable, by delivering a written notice of exercise to the Company or its designee. The notice shall state the number of Option Shares as to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company or its designee and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the Option Shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised Option Shares any number of times during the exercise period as provided herein.

(c)	Period to Exercise Option.

(i)           Except as set forth in subparagraph (c)(ii), Participant shall have a period of 60 days following his or her termination of employment to exercise the Option, to the extent vested and exercisable at the time of such termination.  If not exercised with such 60 day time period, the Option shall expire.

(ii)           In the event of Participant’s termination of employment due to death or Disability, Participant (or his or her beneficiary) shall have a period of 180 days following such death or Disability to exercise the Option, to extent vested.  If not exercised with such 180 day time period, the Option shall expire.

(d)           Latest Date of Exercise.  Notwithstanding anything contained herein to the contrary, in no event may the Option be exercised later than tenth (10th) anniversary of the Grant Date.

(e)           Definitions.

(i)           The term “Good Reason” means any of the following if the same shall occur, without Participant’s express written consent: (a) a material diminution in Participant’s base compensation; (b) a material diminution in Participant’s authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the corporate officer to whom Participant is required to report; or (d) a

2

material change in the geographic location at which Participant must perform his services for the Company.

(ii)           “Disability” means that Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of the Company.

4.           Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

5.           Participant’s Undertaking.  Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Participant pursuant to the express provisions of this Agreement and the Plan.  Participant further agrees that if he or she is or becomes an insider of the Company for purposes of any applicable securities or other law or the Company’s insider trading policy, then the exercise of the Option and the disposal of Shares acquired pursuant to such exercise shall be subject to restrictions under such law or policy.

6.           Incorporation of Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

7.           Modification of Rights.  The rights of Participant  under this Agreement are subject to modification and termination in certain events as provided herein and/or the Plan.

8.           Governing Law.  This Agreement shall be governed under the laws of the State of Kansas without regard to the principles of conflicts of laws.

9.           Entire Agreement/Severability.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.  If any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.  This Agreement may be executed in counterparts.

ELECSYS CORPORATION

By:

Title:

PARTIIPANT

4

APPENDIX B
[EMPLOYEE FORM]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

Name of Participant:

Grant Date:

Total Restricted Shares:

Exercise Price Per Option Share:

This Agreement evidences the grant by Elecsys Corporation (the “Company”) of a non-qualified stock option to the above-referenced “Participant” pursuant to the  Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”).  Except as otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Plan document.

1.           Option.  Participant shall have the option (the “Option”) to purchase the Company’s Shares at a price per share (the “Exercise Price”) and in the amounts set forth above. The Option is not intended to qualify for federal income tax purposes as an “incentive stock option”  within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.           Vesting and Exercise of the Option.

(a)           Vesting Schedule.  Subject to the other provisions of this Agreement, the Option shall become vested and exercisable as follows:

(i)           one-third (1/3) of the Option Shares shall vest on the first anniversary of the Grant Date (rounded down to the nearest whole Share);

(ii)           an additional one one-third (1/3) of the Option Shares shall vest on the second anniversary of the Grant Date (rounded down to the nearest whole Share); and

(iii)           the remaining Option Shares shall vested on the third anniversary of the Grant Date.

All further vesting shall cease upon Participant's termination of employment and any non-vested Option Shares shall be forfeited upon such termination.  For purposes of this Agreement, an authorized leave of absence (authorized by the Company to Participant in writing) shall not be deemed a termination of employment hereunder.

 Notwithstanding the foregoing, the Option shall become 100% vested and exercisable upon the occurrence of one or more of the following events:  (i) Participant’s termination of employment due to death or Disability, (ii) a Change in Control of the Company prior to

1

Participant's termination of employment, or (iii) Participant’s termination of employment for Good Reason on or after the first anniversary of the Grant Date.

(b)           Manner of Exercise.  The Option may be exercised only by Participant (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Committee may deem advisable, by delivering a written notice of exercise to the Company or its designee. The notice shall state the number of Option Shares as to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company or its designee and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the Option Shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised Option Shares any number of times during the exercise period as provided herein.

(c)	Period to Exercise Option.

(i)           Except as set forth in subparagraph (c)(ii), Participant shall have a period of 60 days following his or her termination of employment to exercise the Option, to the extent vested and exercisable at the time of such termination.  If not exercised with such 60 day time period, the Option shall expire.

(ii)           In the event of Participant’s termination of employment due to death or Disability, Participant (or his or her beneficiary) shall have a period of 180 days following such death or Disability to exercise the Option, to extent vested.  If not exercised with such 180 day time period, the Option shall expire.

(d)           Latest Date of Exercise.  Notwithstanding anything contained herein to the contrary, in no event may the Option be exercised later than tenth (10th) anniversary of the Grant Date.

(e)           Definitions.

(i)           The term “Good Reason” means any of the following if the same shall occur, without Participant’s express written consent: (a) a material diminution in Participant’s base compensation; (b) a material diminution in Participant’s authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the corporate officer to whom Participant is required to report; or (d) a material change in the geographic location at which Participant must perform his services for the Company.

(ii)           “Disability” means that Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12)

2

months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of the Company.

4.           Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

5.           Participant’s Undertaking.  Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Participant pursuant to the express provisions of this Agreement and the Plan.  Participant further agrees that if he or she is or becomes an insider of the Company for purposes of any applicable securities or other law or the Company’s insider trading policy, then the exercise of the Option and the disposal of Shares acquired pursuant to such exercise shall be subject to restrictions under such law or policy.

6.           Incorporation of Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

7.           Modification of Rights.  The rights of Participant  under this Agreement are subject to modification and termination in certain events as provided herein and/or the Plan.

8.           Governing Law.  This Agreement shall be governed under the laws of the State of Kansas without regard to the principles of conflicts of laws.

9.
Entire Agreement/Severability.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.  If any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.  This Agreement may be executed in counterparts.

ELECSYS CORPORATION

By:

Title:

PARTIIPANT

4

APPENDIX C

[EMPLOYEE FORM]

RESTRICTED STOCK AWARD AGREEMENT
ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

Name of Participant:

Grant Date:

Total Restricted Shares:

This Agreement evidences the grant by Elecsys Corporation (the “Company”) of restricted shares to the above-referenced “Participant” pursuant to the Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”).  Except as otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Plan document.

1.           Sale or Transfer Restrictions.  The Restricted Shares shall be held by Participant without the rights of sale or transfer, and subject to forfeiture as provided in paragraph 2, until vested.  Subject to the other provisions of this Agreement, the Restricted Shares shall vest as follows:

(i)           one-third (1/3) of the Restricted Shares shall vest on the first anniversary of the Grant Date (rounded down to the nearest whole Share);

(ii)           an additional one one-third (1/3) of the Restricted Shares shall vest on the second anniversary of the Grant Date (rounded down to the nearest whole Share); and

(iii)           the remaining Restricted Shares shall vested on the third anniversary of the Grant Date.

 Notwithstanding the foregoing, the Restricted Shares shall become 100% vested upon the occurrence of one or more of the following events:  (i) Participant’s termination of employment due to death or Disability, (ii) a Change in Control of the Company prior to Participant's termination of employment, or (iii) Participant’s termination of employment for Good Reason on or after the first anniversary of the Grant Date.

2.           Forfeiture.  All further vesting shall cease upon Participant's termination of employment and any non-vested Restricted Shares shall be forfeited upon such termination.  For purposes of this Agreement, an authorized leave of absence (authorized by the Company to Participant in writing) shall not be deemed a termination of employment hereunder.

3.           Issuance of Restricted Shares.  Restricted Shares will be issued in a nominee account with Participant being named the beneficial owner, except that the nominee shall be instructed to follow the sale and transfer requirements set forth in the Plan and this Award Agreement. When the prohibited sale and transfer restrictions lapse under paragraph 1 with

1

respect to the Restricted Shares, provided the Restricted Shares have not been forfeited under paragraph 2, the Company shall prepare and deliver to Participant a stock certificate for the Shares represented by the Restricted Shares.  Notwithstanding the foregoing, if the Company requires reimbursement of any tax required by law to be withheld with respect to the delivery of Shares pursuant to this Award, the Secretary of the Company shall not deliver such Shares until the required payment is made.

4.           Voting and Other Rights of Restricted Shares.  Upon the issuance of the Restricted Shares, Participant shall have all of the rights of a stockholder of the Company, including the right to receive dividends and to vote the Restricted Shares until such shares may have been forfeited to the Company as provided in paragraph 2.

5.           Definitions.

(i)           The term “Good Reason” means any of the following if the same shall occur, without Participant’s express written consent: (a) a material diminution in Participant’s base compensation; (b) a material diminution in Participant’s authority, duties, or responsibilities; (c) a material diminution in the authority, duties, or responsibilities of the corporate officer to whom Participant is required to report; or (d) a material change in the geographic location at which Participant must perform his services for the Company.

(ii)           “Disability” means that Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering employees of the Company.

6.           Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

7.           Participant’s Undertaking.  Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Participant pursuant to the express provisions of this Agreement and the Plan.  Participant further agrees that if he or she is or becomes an insider of the Company for purposes of any applicable securities or other law or the Company’s insider trading policy, then the disposal of Shares acquired pursuant to this Agreement shall be subject to restrictions under such law or policy.

8.           Incorporation of Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  In the event of a conflict

2

between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

9.           Modification of Rights.  The rights of Participant under this Agreement are subject to modification and termination in certain events as provided herein and/or the Plan.

10.           Governing Law.  This Agreement shall be governed under the laws of the State of Kansas without regard to the principles of conflicts of laws.

12.           Entire Agreement/Severability.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.  If any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.  This Agreement may be executed in counterparts.

ELECSYS CORPORATION

By:

Title:

PARTIIPANT

Residence Address

3

APPENDIX D

[NON-EMPLOYEE DIRECTOR FORM]

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

Name of Participant:

Grant Date:

Total Restricted Shares:

Exercise Price Per Option Share:

This Agreement evidences the grant by Elecsys Corporation (the “Company”) of a non-qualified stock option to the above-referenced “Participant” pursuant to the  Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”).  Except as otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Plan document.

1.           Option.  Participant shall have the option (the “Option”) to purchase the Company’s Shares at a price per share (the “Exercise Price”) and in the amounts set forth above. The Option is not intended to qualify for federal income tax purposes as an “incentive stock option”  within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.           Vesting and Exercise of the Option.

(a)           Vesting Schedule.  Subject to the other provisions of this Agreement, the Option shall become vested and exercisable as follows:

(i)           one-third (1/3) of the Option Shares shall vest on the first anniversary of the Grant Date (rounded down to the nearest whole Share);

(ii)           an additional one one-third (1/3) of the Option Shares shall vest on the second anniversary of the Grant Date (rounded down to the nearest whole Share); and

(iii)           the remaining Option Shares shall vested on the third anniversary of the Grant Date.

All further vesting shall cease upon Participant's termination as a member of the Company's Board and any non-vested Option Shares shall be forfeited upon such termination.

 Notwithstanding the foregoing, the Option shall become 100% vested and exercisable upon Participant’s termination as a member of the Company's Board due to death.

(b)           Manner of Exercise.  The Option may be exercised only by Participant (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other

1

administrative rules as the Committee may deem advisable, by delivering a written notice of exercise to the Company or its designee. The notice shall state the number of Option Shares as to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company or its designee and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the Option Shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised Option Shares any number of times during the exercise period as provided herein.

(c)	Period to Exercise Option.

(i)           Except as set forth in subparagraph (c)(ii), Participant shall have a period of 60 days following his or her termination as a member of the Company's Board to exercise the Option, to the extent vested and exercisable at the time of such termination.  If not exercised with such 60 day time period, the Option shall expire.

(ii)           In the event of Participant’s termination as a member of the Company's Board due to death, Participant (or his or her beneficiary) shall have a period of 180 days following such death to exercise the Option, to extent vested.  If not exercised with such 180 day time period, the Option shall expire.

(d)           Latest Date of Exercise.  Notwithstanding anything contained herein to the contrary, in no event may the Option be exercised later than tenth (10th) anniversary of the Grant Date.

4.           Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

5.           Participant’s Undertaking.  Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Participant pursuant to the express provisions of this Agreement and the Plan.  Participant further agrees that if he or she is or becomes an insider of the Company for purposes of any applicable securities or other law or the Company’s insider trading policy, then the exercise of the Option and the disposal of Shares acquired pursuant to such exercise shall be subject to restrictions under such law or policy.

6.           Incorporation of Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

7.           Modification of Rights.  The rights of Participant  under this Agreement are subject to modification and termination in certain events as provided herein and/or the Plan.

2

8.           Governing Law.  This Agreement shall be governed under the laws of the State of Kansas without regard to the principles of conflicts of laws.

9.
Entire Agreement/Severability.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.  If any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.  This Agreement may be executed in counterparts.

ELECSYS CORPORATION

By:

Title:

PARTIIPANT

3

APPENDIX E

[NON-EMPLOYEE DIRECTOR FORM]

RESTRICTED STOCK AWARD AGREEMENT
ELECSYS CORPORATION
2010 EQUITY INCENTIVE PLAN

Name of Participant:

Grant Date:

Total Restricted Shares:

This Agreement evidences the grant by Elecsys Corporation (the “Company”) of restricted shares to the above-referenced “Participant” pursuant to the Elecsys Corporation 2010 Equity Incentive Plan (the “Plan”).  Except as otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Plan document.

1.           Sale or Transfer Restrictions.  The Restricted Shares shall be held by Participant without the rights of sale or transfer, and subject to forfeiture as provided in paragraph 2, until vested.  Subject to the other provisions of this Agreement, the Restricted Shares shall vest as follows:

(i)           one-third (1/3) of the Restricted Shares shall vest on the first anniversary of the Grant Date (rounded down to the nearest whole Share);

(ii)           an additional one one-third (1/3) of the Restricted Shares shall vest on the second anniversary of the Grant Date (rounded down to the nearest whole Share); and

(iii)           the remaining Restricted Shares shall vested on the third anniversary of the Grant Date.

 Notwithstanding the foregoing, the Restricted Shares shall become 100% vested upon Participant’s termination as a member of the Company's Board due to death.

2.           Forfeiture.  All further vesting shall cease upon Participant's termination as a member of the Company's Board and any non-vested Restricted Shares shall be forfeited upon such termination.

3.           Issuance of Restricted Shares.  Restricted Shares will be issued in a nominee account with Participant being named the beneficial owner, except that the nominee shall be instructed to follow the sale and transfer requirements set forth in the Plan and this Award Agreement. When the prohibited sale and transfer restrictions lapse

1

under paragraph 1 with respect to the Restricted Shares, provided the Restricted Shares have not been forfeited under paragraph 2, the Company shall prepare and deliver to Participant a stock certificate for the Shares represented by the Restricted Shares.  Notwithstanding the foregoing, if the Company requires reimbursement of any tax required by law to be withheld with respect to the delivery of Shares pursuant to this Award, the Secretary of the Company shall not deliver such Shares until the required payment is made.

4.           Voting and Other Rights of Restricted Shares.  Upon the issuance of the Restricted Shares, Participant shall have all of the rights of a stockholder of the Company, including the right to receive dividends and to vote the Restricted Shares until such shares may have been forfeited to the Company as provided in paragraph 2.

5.           Waiver of Breach.  The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

6.           Participant’s Undertaking.  Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or affect one or more of the obligations or restrictions imposed on Participant pursuant to the express provisions of this Agreement and the Plan.  Participant further agrees that if he or she is or becomes an insider of the Company for purposes of any applicable securities or other law or the Company’s insider trading policy, then the disposal of Shares acquired pursuant to this Agreement shall be subject to restrictions under such law or policy.

7.           Incorporation of Plan.  The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety.  In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan.

8.           Modification of Rights.  The rights of Participant under this Agreement are subject to modification and termination in certain events as provided herein and/or the Plan.

9.           Governing Law.  This Agreement shall be governed under the laws of the State of Kansas without regard to the principles of conflicts of laws.

10.           Entire Agreement/Severability.  This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.  If any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of

2

this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.  This Agreement may be executed in counterparts.

ELECSYS CORPORATION

By:

Title:

PARTIIPANT

3

ANNEX B
AUDIT COMMITTEE CHARTER

I.           ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee.  The Audit Committee shall consist of three or more directors, as determined by the Board of Directors, each of whom:  (i) other than in their capacity as a member of the Board of Directors or any board committee thereof does not accept any consulting, advisory, or other compensatory fee from the Company; (ii) shall not be an affiliated person of the Company or any of the Company’s subsidiaries; (iii) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three years; and (iv) shall not be an officer or employee of the Company and shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

A.           Definition of Independence

For purposes of this definition, “family members” means a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home.  The following persons are not considered independent:

(1)	a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

(2)
a director who accepts or who has a family members who accepts any compensation from the Company or any of its affiliates in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board service, compensation paid to a family member who is an employee (other than an executive officer) of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(3)	a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

(4)
a director who is, or has a family members who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

1

(5)
a director who is, or has a family members who is, employed as an executive of another entity where at any time during the past three years any of the Company’s executives serve on that entity’s compensation committee; or

(6)
a director who is, or has a family member who is, a current partner of the Company’s independent auditor, or was a partner or employee of the Company’s independent auditor who worked on the Company’s audit at any time during the past three years.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement at the time of their appointment to the Audit Committee.

The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one (1) year or until their successors shall be duly elected and qualified.  The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate.  In the determination of the Board of Directors, at least one individual shall meet the definition of “audit committee financial expert” as set forth in the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

The Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for the payment of (i) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Audit Committee; the employment of which the Audit Committee determines necessary to carry out its duties; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

II.           PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and (iii) the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are as follows:

•	To serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

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•	To review and appraise the audit efforts of the Company’s independent auditors and internal auditing department.

•	To provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

III.           MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.  The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The Chief Executive Officer, Chief Financial Officer, and a representative from independent auditors may be invited to all meetings.  Other management may be invited as necessary.  Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately.  In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company’s financial statements and significant findings based upon the auditor’s limited review procedures.

IV.           RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually.

2.
Review the Company’s financial statements prior to the release of year-end earnings and the Company’s audited financial statements prior to filing the Company’s Annual Report on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.
Review the Company’s quarterly financial results prior to the release of quarterly earnings and the Company’s financial statements, after reviewed by outside auditors, prior to filing the Company’s Quarterly Report on Form 10-Q, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

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4.
Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

5.
Be directly responsible for the appointment, compensation, retention and oversight of the work performed by the independent auditors.  The Audit Committee has the ultimate authority and responsibility to select, evaluate, determine funding for and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).  The independent auditors must report directly to the Audit Committee.

6.
Consider whether the engagement of the independent auditors for non-audit services is compatible with maintaining the independent auditors’ independence and review the fees for such services.  Approve, in advance, any non-audit services.

7.
Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

8.
Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.  In considering independence, the Audit Committee shall receive confirmation that the independent auditors are independent pursuant to Rule 2-01 of Regulation S-X.

9.	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

10.	Approve fees and other significant compensation to be paid to the independent auditors.

11.
Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

12.	Confirm that the audit partners of the independent auditors are rotated in accordance with SEC requirements.

13.	Assess the performance of the independent auditors and whether it is in the best interest of the Company to regularly rotate its independent auditors.

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14.	Review the experience and credentials of the senior individuals working for the independent auditors on the Company’s account.

15.	Review the policies and procedures of the independent auditors with respect to quality control.

16.	Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

17.
Following each audit by the independent auditors, discuss and review with the independent auditors the report the independent auditors are required to provide the Audit Committee regarding:  (i) all critical accounting policies and practices to be used; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management.

18.
In connection with the Company’s year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

19.
Review any opinions of the independent auditors that management received on the application of accounting principles to a completed, proposed or hypothetical transaction pursuant to Statement on Auditing Standards No. 50, and discuss with financial management and the independent auditors how the election of alternative methods permitted under GAAP would impact the financial statements.

20.
Discuss and review with management and the independent auditors any off-balance sheet arrangements, as well as their effect and the effect of emerging issues arising out of accounting and regulatory proposals on the financial statements of the Company.

21.
Discuss and review with management and the independent auditors any non-GAAP financial measures disclosed by the Company, the most directly comparable GAAP financial measure and the reconciliation between the two financial measures.

22.
In connection with the Company’s interim financials, discuss with financial management and independent auditors any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71.  The Chair of the Audit Committee may

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represent the entire Audit Committee for purposes of the quarterly review and communication.

23.
Discuss and review with management and the independent auditors any correspondence with the NASDAQ Stock Market LLC or governmental agencies concerning material issues related to the financial statements, audits or accounting policies of the Company.

24.
Discuss and review with management and the independent auditors any complaints by employees involving material concerns related to the financial statements, audits or accounting policies of the Company.

25.	Consider and approve, if appropriate, significant changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Improvement Process

26.	Meet periodically with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures.

27.
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Proxy Statement

28.	Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

29.	Oversee the publication of this Charter at least every three years in the Company’s annual proxy statement in accordance with SEC regulations.

Miscellaneous

30.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

31.
Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies related to financial matters and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

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32.	Periodically conduct a self-assessment of the Audit Committee’s performance.

33.	Although it is not the duty of the Audit Committee to conduct investigations on behalf of the Company, it shall have the power to do so in connection with audit-related matters.

34.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditors.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

Adopted:  June 18, 2003

Revised:  July 23, 2010

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